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                                                                    EXHIBIT 23.3



                  CONSENT OF PERSON ABOUT TO BECOME A TRUSTEE



         Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, George R. Wackenhut, hereby consent to be named as a person about to become a trustee of Correctional Properties Trust in this Registration Statement on Form S-11.



                                           /s/ George R. Wackenhut
                                           -------------------------------------

                                           Name: George R. Wackenhut
                                                --------------------------------



February 18, 1998